--------------------------------------------------------------------------------
INTERNATIONAL MID-CAP
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Worldwide
Privatization Fund

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 20, 2001

Dear Shareholder:

This report contains the performance, market overview and outlook for Alliance Worldwide Privatization Fund (the"Fund") for the annual reporting period ended June 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization, although normally significantly more of its assets will be invested in such securities.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index and the MSCI Emerging Markets Free (EMF) Index, for the six- and 12-month periods ended June 30, 2001. We also have included the performance results for the Fund's composite benchmark, a 65%/35% composite of the MSCI World (minus the U.S.) Index and the MSCI EMF Index, respectively.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund
  Class A                                                     -10.79%    -26.81%
--------------------------------------------------------------------------------
  Class B                                                     -11.11%    -27.37%
--------------------------------------------------------------------------------
  Class C                                                     -11.02%    -27.30%
--------------------------------------------------------------------------------


                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
MSCI World
(minus the
U.S.) Index                                                   -14.80%    -23.85%
--------------------------------------------------------------------------------
MSCI EMF
Index                                                          -1.78%    -25.92%
--------------------------------------------------------------------------------
65%/35%
Composite:
MSCI World
(minus the U.S.)
Index / MSCI
EMF Index                                                     -10.24%    -24.57%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot invest directly in an index, and its results are not indicative of


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      any specific investment, including Alliance Worldwide Privatization Fund.

      Additional investment results appear on pages 5-8.

During the 12-month period ended June 30, 2001, the Fund modestly underperformed its composite benchmark. Overall, defensively orientated stock picks as well as stock selections in the financial sector were solid performers. The Fund experienced strong regional asset allocation results from the relative underweight positions in emerging Asian markets in addition to the Eastern European, Middle Eastern and African regions and the relative overweight position in Latin America. Despite these strong results, the Fund's overall investment result was significantly dragged down by a high relative weight in telecommunications stocks, particularly in Western European operators.

During the first half of 2001, the Fund performed broadly in line with its composite benchmark. Overall, the Fund generated a positive contribution from stock selection that was driven by holdings within the financial sector, notably in Mexican banks and the energy and health care sectors. The Fund's high relative weighting in telecommunications stocks did however act as a drag on the overall positive impact from stock selection. Regional asset allocation had a mildly negative impact on performance during this six-month period due to the Fund's relative overweight position in developed European markets and a relative underweight position in emerging Asian securities. Conversely, exposure to the Latin American market helped the overall investment result.

Market Overview

Global stock markets registered marked losses during the period under review as investors reduced exposure to equities in favor of alternative assets on the back of lowered expectations for economic growth and corporate profitability. Although emerging markets generally fared better than their developed market peers, share price declines were exacerbated by economic crises in Argentina and Turkey and the fear of a contagion effect.

In an attempt to counter the downturn in economic activity, world banks, led by the U.S. Federal Reserve, instigated sharp cuts in interest rates. Despite these efforts, there is little evidence that the monetary easing has been of sufficient scale and companies across all sectors of the economy and in all the major


--------------------------------------------------------------------------------
2 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

regions continued to see a worsening of fundamentals and earnings results.

While the number and size of privatization deals were negatively impacted by this uncertainty, we are pleased to report that many governments made progress in promoting the goal of privatization; and the Fund continued to participate in a number of successful deals.

Outlook

Looking forward, we expect that further interest rate cuts should start to boost liquidity in the financial system and help restore investor confidence. Given the generally benign outlook for inflation, we believe the argument for additional rate cuts is compelling. Such moves, combined with the impact of lower energy prices, reduced business inventories and lower U.S. and European taxes, are likely to result in an increase in growth expectations. At the current level of stock market valuations, we feel forecasts are not fully discounting a resurgence of growth, and as a result, a number of attractive investment opportunities currently exist.

While the potential for an emerging market contagion has not been fully erased, measures taken by the global community should help prevent a further deterioration of conditions within the financially troubled countries of Argentina and Turkey. Privatization has been a key feature of the restructuring plans in these countries. The credibility of privatization as a policy goal is further evidenced within the developed world. Japan and Germany remain examples of markets and economies that have underperformed, as both these countries have not fully embraced the privatization ethos.

The privatization pipeline remains strong, and we expect that 2001 will be another important year with transaction levels buoyant despite the current economic upheaval. Privatization should continue to offer investors one of the most dynamic and rapidly growing routes into global financial markets as governments across the world commit to the process as a corner stone of economic policy.

We continue to emphasize diversification in the Fund's portfolio as the success of privatization gives us access to investment opportunities in new countries and an expanding number of industries. Currently, we own approximately 90 different issues with representation in over 35 countries and 40 different industries.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]       John D. Carifa

[PHOTO OMITTED]       Mark H. Breedon

Mark H. Breedon, Portfolio Manager, has over 24 years of investment experience.

Thank you for your continued interest and investment in Alliance Worldwide Privatization Fund. We look forward to reporting the Fund's progress to you in the upcoming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
GROWTH OF A $10,000 INVESTMENT
6/30/94* TO 6/30/01

Alliance Worldwide Privatization Fund Class A: $16,257
MSCI World (minus the U.S.) Index: $13,824
MSCI EMF Index:  $7,780

             [The following data was represented by a mountain graph
                           in the printed material.]

                                                                 MSCI World
                Alliance Worldwide       MSCI Emerging         (minus the U.S.)
                Privatization Fund     Markets Free Index          Index
-------------------------------------------------------------------------------
   6/30/1994*        $10,000                $10,000               $10,000
     6/30/95         $10,441                $ 9,998               $10,258
     6/30/96         $12,441                $10,845               $11,663
     6/30/97         $15,572                $12,236               $13,281
     6/30/98         $16,991                $ 7,454               $14,156
     6/30/99         $18,665                $ 9,594               $15,244
     6/30/00         $23,193                $10,502               $18,154
     6/30/01         $16,257                $ 7,780               $13,824


This chart illustrates the total value of an assumed $10,000 investment in Alliance Worldwide Privatization Fund Class A shares (from 6/30/94 to 6/30/01) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

When comparing Alliance Worldwide Privatization Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

*     Closest month-end after Fund's Class A share inception date of 6/2/94.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 5

------------------
PERFORMANCE UPDATE
------------------

ALLIANCE WORLDWIDE PRIVATIZATION FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                               [BAR GRAPH OMITTED]

  [The following data was represented as a bar graph in the printed material.]

        Alliance Worldwide Privatization Fund--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance Worldwide
                           Privatization Fund            Composite*
--------------------------------------------------------------------------------
6/30/94**                         -2.50%                    -0.21%
6/30/95                            4.41%                     1.67%
6/30/96                           19.16%                    11.87%
6/30/97                           25.16%                    13.50%
6/30/98                            9.11%                    -9.39%
6/30/99                            9.86%                    15.04%
6/30/00                           24.26%                    15.72%
6/30/01                          -26.81%                   -24.57%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

* Composite: 65% Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index / 35% MSCI Emerging Markets Free (EMF) Index. The unmanaged MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. The unmanaged MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Fund.

** The Fund's return for the period ended 6/30/94 is from the Fund's inception date of 6/2/94 through 6/30/94. The benchmark's return for the period ended 6/30/94 is from 5/31/94 through 6/30/94.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $363.6
6/2/94                   Median Market Capitalization ($mil): $13,656
Class B Shares
6/2/94
Class C Shares
2/8/95

SECURITY TYPE BREAKDOWN

90.8% Common Stock
 5.9% American Depositary Receipt
 1.4% Global Depositary Receipt           [PIE CHART OMITTED]
 1.3% Preferred Stock
 0.6% Time Deposit

SECTOR BREAKDOWN

20.4% Consumer Services
19.2% Finance
13.3% Utilities
11.6% Energy
10.0% Basic Industry                      [PIE CHART OMITTED]
 8.3% Health Care
 5.8% Transportation
 4.3% Consumer Staples
 4.2% Technology
 1.9% Multi-Industry
 0.4% Capital Goods

 0.6% Short-Term

All data as of June 30, 2001. The Fund's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
           1 Year                         -26.81%                   -29.91%
          5 Years                           6.41%                     5.49%
  Since Inception*                          7.37%                     6.72%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
           1 Year                         -27.37%                   -29.92%
          5 Years                           5.64%                     5.64%
  Since Inception*                          6.61%                     6.61%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
           1 Year                         -27.30%                   -27.94%
          5 Years                           5.64%                     5.64%
  Since Inception*                          8.16%                     8.16%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                              Class A Shares    Class B Shares    Class C Shares
--------------------------------------------------------------------------------
           1 Year                 -29.91%           -29.92%          -27.94%
          5 Years                   5.49%             5.64%            5.64%
  Since Inception*                  6.72%             6.61%            8.16%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Since inception: 6/2/94 Class A and Class B; 2/8/95 Class C.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2001

                                                                      Percent of
Company                                          U.S. $ Value         Net Assets
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures
   health care products and medical and
   surgical equipment. The company
   produces prescription and generic
   pharmaceuticals.                             $  15,215,652               4.2%
--------------------------------------------------------------------------------
NTT Docomo, Inc.--Provides various
   telecommunication services including
   cellular phones, personal handyphone
   systems (PHS), paging, satellite mobile
   communication and wireless Private
   Branch Exchange system services.                11,900,421               3.3
--------------------------------------------------------------------------------
Japan Tobacco, Inc.--Manufactures
   and distributes tobacco products
   in Japan.                                       11,004,690               3.0
--------------------------------------------------------------------------------
Grupo Financiero Banorte, SA de CV
   Series O--Attracts deposits, offers
   financial services, including commercial
   and corporate banking services,
   retirement plans, securities brokerage
   services, investment advice, lease
   financing, factoring, and warehousing
   services, and manages mutual funds.             10,682,174               2.9
--------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and
   offers banking services.                        10,391,934               2.9
--------------------------------------------------------------------------------
ING Groep NV--Offers financial services
   to individuals, corporations, and other
   institutions. The company offers
   corporate, investment, and private
   banking services, asset and portfolio
   management, treasury services, and
   insurance.                                      10,113,093               2.8
--------------------------------------------------------------------------------
Nomura Securities Co., Ltd.--A
   comprehensive securities company
   whose financial services include dealing,
   brokerage, underwriting, and distribution
   of securities.                                   9,830,186               2.7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Akzo Nobel NV--Produces and markets
   chemicals, coatings, and pharmaceuticals.
   The company manufactures polymers,
   catalysts, pulp and paper chemicals,
   salt, base chemicals, paint, automobile
   finishes, industrial coatings, resins, oral
   contraceptives, antidepressants, cardiovascular
   drugs, diagnostic kits, home
   pregnancy kits and veterinary drugs.              $   9,138,670          2.5
--------------------------------------------------------------------------------
BP Plc.--Explores for and produces oil
   and natural gas; refines, markets, and
   supplies petroleum products; generates
   solar energy; and manufactures chemicals,
   including terephthalic acid, acetic acid,
   acrylonitrile, ethylene and polyethylene.             8,792,505          2.4
--------------------------------------------------------------------------------
Daiwa Securities Group, Inc.--Provides
   comprehensive financial services
   including dealing, brokerage, underwriting,
   and distribution of securities.                       8,171,618          2.2
--------------------------------------------------------------------------------
                                                     $ 105,240,943         28.9%


--------------------------------------------------------------------------------
10 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
June 30, 2001

                                                                      Percent of
                                                     U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Basic Industries                                     $ 36,110,434           9.9%
--------------------------------------------------------------------------------
Capital Goods                                           1,547,750           0.4
--------------------------------------------------------------------------------
Consumer Services                                      74,202,183          20.4
--------------------------------------------------------------------------------
Consumer Staples                                       15,725,092           4.3
--------------------------------------------------------------------------------
Energy                                                 41,986,496          11.6
--------------------------------------------------------------------------------
Finance                                                71,569,886          19.7
--------------------------------------------------------------------------------
Healthcare                                             30,163,921           8.3
--------------------------------------------------------------------------------
Multi-Industry                                          4,857,679           1.4
--------------------------------------------------------------------------------
Technology                                             14,659,537           4.0
--------------------------------------------------------------------------------
Transportation                                         21,069,603           5.8
--------------------------------------------------------------------------------
Utilities                                              49,114,028          13.5
--------------------------------------------------------------------------------
Total Investments*                                    361,006,609          99.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                2,631,398           0.7
--------------------------------------------------------------------------------
Net Assets                                           $363,638,007         100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-99.3%

Argentina-0.6%
Nortel Inversora, SA (ADR) .......................        208,000    $ 2,163,200
                                                                     -----------
Australia-1.9%
Commonwealth Serum Lab, Ltd. .....................        280,000      6,814,899
                                                                     -----------
Austria-0.6%
Flughafen Wien AG(a) .............................         66,900      2,168,305
                                                                     -----------
Belgium-1.0%
Interbrew ........................................        138,465      3,707,575
                                                                     -----------
Brazil-3.7%
Banco Itau, SA ...................................     10,000,000        877,688
Companhia Paranaense de
   Energia-Copel (ADR) ...........................         10,000         75,100
Companhia Siderurgica Nacional, SA ...............     80,000,000      1,494,330
Gerdau, SA pfd ...................................    195,583,870      1,520,311
Gerdau Metalurgica, SA pfd .......................    236,018,968      3,127,777
Investimentos Itau, SA ...........................      2,167,401      1,939,972
Tele Celular Sul Participaocoes, SA (ADR)  .......         93,900      1,896,780
Tele Norte Leste Participacoes, SA (ADR) .........         40,000        610,400
Telesp Celular Participacoes, SA (ADR) ...........        117,000      1,772,550
                                                                     -----------
                                                                      13,314,908
                                                                     -----------
China-2.4%
Beijing Capital International Airport Co., Ltd. ..     10,628,000      3,338,368
China Petroleum and Chemical Corp. ...............     19,884,000      3,976,902
Legend Holdings, Ltd. ............................      2,851,000      1,590,021
                                                                     -----------
                                                                       8,905,291
                                                                     -----------
Czech Republic-0.2%
Ceske Radiokommunikace AS ........................         58,800        736,196
                                                                     -----------
Denmark-1.0%
Kobenhavns Lufthavne AS ..........................         47,030      3,666,733
                                                                     -----------
Egypt-0.5%
Eastern Company for Tobacco & Cigarettes .........         84,000      1,012,827
Orascom Telecommunications (GDR)(a) ..............        276,250        801,125
                                                                     -----------
                                                                       1,813,952
                                                                     -----------
Finland-0.2%
TietoEnator OYJ ..................................         36,000        802,271
                                                                     -----------
France-9.9%
BNP Paribas, SA ..................................        119,300     10,391,934
Eramet SLN .......................................         41,888      1,277,777
Orange, SA(a) ....................................        409,700      3,332,729


--------------------------------------------------------------------------------
12 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Pechiney, SA ...................................         11,118      $   565,250
Sanofi-Synthelabo, SA ..........................        231,700       15,215,652
Total Fina, Elf Series B .......................         30,000        4,204,551
Wanadoo(a) .....................................        180,650          903,136
                                                                     -----------
                                                                      35,891,029
                                                                     -----------
Germany-4.9%
Deutsche Lufthansa AG ..........................        156,800        2,497,852
Deutsche Post AG ...............................        369,865        5,860,676
Fraport AG(a) ..................................         97,091        2,690,231
Stinnes AG .....................................        321,600        6,676,440
                                                                     -----------
                                                                      17,725,199
                                                                     -----------
Greece-0.0%
Hellenic Telecommunications Organization,
   SA (ADR)(a) .................................            800            5,128
                                                                     -----------
Hong Kong-3.7%
China Merchants Holdings International
   Co., Ltd. ...................................      5,239,600        3,996,977
China Mobile (Hong Kong), Ltd.(a) ..............        752,000        3,962,563
China Unicom, Ltd.(a) ..........................      1,348,000        2,341,778
Citic Pacific, Ltd. ............................      1,028,000        3,182,928
                                                                     -----------
                                                                      13,484,246
                                                                     -----------
Hungary-0.6%
OTP Bank Rt. ...................................         41,700        2,168,061
                                                                     -----------
Italy-6.7%
Acegas SpA(a) ..................................        251,400        1,655,195
AEM SpA ........................................      1,284,000        2,567,674
Enel SpA .......................................      1,086,000        3,322,002
ENI SpA ........................................        585,250        7,141,127
San Paolo-IMI SpA ..............................        533,400        6,842,924
Tiscali SpA(a) .................................        327,928        2,775,919
                                                                     -----------
                                                                      24,304,841
                                                                     -----------
Japan-12.7%
Daiwa Securities Group, Inc. ...................        781,000        8,171,618
Japan Tobacco, Inc. ............................          1,596       11,004,690
Nippon Telegraph & Telephone Corp. .............          1,028        5,357,386
Nomura Securities Co., Ltd. ....................        513,000        9,830,186
NTT Docomo, Inc. ...............................            684       11,900,421
                                                                     -----------
                                                                      46,264,301
                                                                     -----------
Lithuania-0.4%
Lietuvos Telekomas (GDR)(a) ....................        358,877        1,471,396
                                                                     -----------
Mexico-6.8%
America Movil, SA de CV Series L(a) ............        138,406        2,887,149
Grupo Aeroportuario del Sureste,
   SA de CV (ADR)(a) ...........................         36,000          673,200


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Grupo Financiero Banorte, SA de CV
   Series O(a) .................................      5,085,277      $10,682,174
Grupo Financiero BBVA Bancomer,
   SA de CV(a) .................................      3,000,000        2,981,758
Grupo Iusacell, SA de CV (ADR)(a) ..............        382,614        2,643,863
Telefonos de Mexico, SA de CV Cl. L (ADR) ......         13,406          470,416
Tubos de Acero de Mexico, SA (ADR) .............        358,000        4,528,700
                                                                     -----------
                                                                      24,867,260
                                                                     -----------
Netherlands-7.0%
Akzo Nobel NV ..................................        215,700        9,138,670
DSM NV .........................................        131,500        4,579,630
ING Groep NV(a) ................................        154,598       10,113,093
United Pan-Europe Communications NV(a) .........        620,080        1,576,274
                                                                     -----------
                                                                      25,407,667
                                                                     -----------
Norway-2.0%
Statoil ASA(a) .................................        408,500        3,020,576
Telenor ASA ....................................        987,600        4,074,650
                                                                     -----------
                                                                       7,095,226
                                                                     -----------
Peru-0.5%
Explosivos, SA(b) ..............................      1,780,057        1,674,751
                                                                     -----------
Poland-1.2%
Orbis, SA(a) ...................................        331,400        1,373,593
Polski Koncern Naftowy, SA (GDR)(a) ............        323,000        2,913,460
                                                                     -----------
                                                                       4,287,053
                                                                     -----------
Portugal-0.7%
Electricidade de Portugal, SA ..................      1,108,000        2,647,596
                                                                     -----------
Russia-0.9%
Mobile Telesystems (ADR)(a) ....................        125,500        3,438,700
                                                                     -----------
Singapore-2.0%
DBS Group Holdings, Ltd. .......................        292,535        2,151,465
SIA Engineering Co., Ltd. ......................      2,000,000        1,547,750
Singapore Airport Terminal Services, Ltd. ......      1,200,000        1,014,270
Singapore Press Holdings, Ltd. .................        222,000        2,436,882
                                                                     -----------
                                                                       7,150,367
                                                                     -----------
South Africa-1.2%
Iscor, Ltd. (a) ................................      1,197,400        4,313,615
                                                                     -----------
South Korea-3.6%
Housing Commercial Bank, Korea (ADR) ...........        263,834        2,923,281
Kookmin Bank ...................................        186,000        2,495,733
Pohang Iron & Steel Co., Ltd. ..................         19,600        1,567,397
SK Telecom Co., Ltd. ...........................         42,000        6,184,544
                                                                     -----------
                                                                      13,170,955
                                                                     -----------
Spain-5.4
Aldeasa, SA ....................................        147,179        3,051,706


--------------------------------------------------------------------------------
14 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Indra Sistemas, SA(a) ..........................         435,600   $  3,838,699
                                                                   ------------
Repsol YPF, SA .................................         322,000      5,320,511
Telefonica, SA(a) ..............................         557,028      6,872,286
Terra Networks, SA(a) ..........................          98,400        721,230
                                                                   ------------
                                                                     19,804,432
                                                                   ------------
Sweden-1.4%
Eniro AB .......................................         523,800      5,177,793
                                                                   ------------
Switzerland-0.6%
Unique Zurich Airport ..........................          18,000      2,081,084
                                                                   ------------
Taiwan-0.4%
Taiwan Semiconductor Manufacturing Co.,
   Ltd.(a) .....................................         818,294      1,521,081
                                                                   ------------
Thailand-0.7%
Ratchaburi Electricity Generating
   Holding Public Co., Ltd.(a) .................       6,181,900      2,390,790
                                                                   ------------
Trinidad & Tobago-0.2%
B.W.I.A. International Airways, Ltd.(a)(c) .....       2,727,272        599,644
                                                                   ------------
Turkey-0.3%
Dogan Yayin Holding AS(a) ......................     375,170,000      1,168,661
                                                                   ------------
United Kingdom-10.2%
BP Plc. ........................................       1,068,000      8,792,505
British Energy Plc. Deferred Shares(a) .........         667,000             -0-
Centrica Plc. ..................................         885,000      2,832,722
Energis Plc.(a) ................................         635,000      1,688,175
Lattice Group Plc. .............................       2,219,000      4,961,670
Mersey Docks & Harbour Co. .....................         378,650      3,087,972
National Grid Group Plc. .......................       1,019,000      7,520,770
PowerGen Plc. ..................................         163,762      1,658,437
Vodafone Group Plc. ............................       2,901,739      6,437,182
                                                                   ------------
                                                                     36,979,433
                                                                   ------------
United States-3.2%
deCode Genetics, Inc.(a) .......................         112,000      1,378,720
Near East International LLC(a)(c) ..............              10             -0-
Pharmacia Corp. ................................         147,000      6,754,650
United Customer Management Solutions(a)(b) .....       3,929,640      3,572,400
                                                                   ------------
                                                                     11,705,770
                                                                   ------------
Venezuela-0.0%
Compania Anonima Nacional Telefonos
   de Venezuela (ADR) ..........................           5,000        117,200
                                                                   ------------
Total Common & Preferred Stocks
   (cost $382,144,730) .........................                    361,006,609
                                                                   ------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 0.6%
Time Deposit-0.6%
Societe Generale
   4.00%, 7/02/01
   (cost $2,100,000) .........................        $2,100       $   2,100,000
                                                                   -------------
Total Investments-99.9%
   (cost $384,244,730) .......................                       363,106,609
Other assets less liabilities-0.1% ...........                           531,398
                                                                   -------------

Net Assets-100% ..............................                     $ 363,638,007
                                                                   =============

(a)  Non-income producing security.
(b)  Illiquid securities, valued at fair value (see Note A).
(c)  Restricted and illiquid securities, valued at fair value (see Notes A & G).

     Glossary of terms:
     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.

     See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $384,244,730) .....     $ 363,106,609
Cash ........................................................            86,745
Foreign cash, at value (cost $770,662) ......................           761,212
Receivable for capital stock sold ...........................         2,693,401
Dividends and interest receivable ...........................         1,086,614
Receivable for investment securities sold and foreign
   currency contracts .......................................         1,071,631
                                                                  -------------
Total assets ................................................       368,806,212
                                                                  -------------
Liabilities
Payable for capital stock redeemed ..........................         3,012,086
Payable for investment securities purchased and foreign
   currency contracts .......................................         1,185,003
Advisory fee payable ........................................           305,650
Distribution fee payable ....................................           160,380
Accrued expenses ............................................           505,086
                                                                  -------------
Total liabilities ...........................................         5,168,205
                                                                  -------------
Net Assets ..................................................     $ 363,638,007
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      42,202
Additional paid-in capital ..................................       387,678,035
Accumulated net realized loss on investments
   and foreign currency transactions ........................        (2,922,936)
Net unrealized depreciation of investments
   and foreign currency denominated assets and liabilities ..       (21,159,294)
                                                                  -------------
                                                                  $ 363,638,007
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($245,873,377 / 28,056,339 shares of capital stock
   issued and outstanding) ..................................             $8.76
Sales charge--4.25% of public offering price ................               .39
                                                                          -----
Maximum offering price ......................................             $9.15
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($92,445,572 / 11,109,926 shares of capital stock
   issued and outstanding) ..................................             $8.32
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($23,975,793 / 2,882,686 shares of capital stock
   issued and outstanding) ..................................             $8.32
                                                                          =====
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($1,343,265 / 153,415 shares of capital stock
   issued and outstanding) ..................................             $8.76
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $1,048,530) .................    $  8,493,252
Interest ...................................         563,311     $    9,056,563
                                                ------------
Expenses
Advisory fee ...............................       4,658,858
Distribution fee - Class A .................         935,242
Distribution fee - Class B .................       1,208,981
Distribution fee - Class C .................         312,756
Transfer agency ............................       1,335,618
Custodian ..................................         606,397
Printing ...................................         177,171
Administrative .............................         148,000
Audit and legal ............................          97,033
Registration ...............................          62,254
Directors' fees ............................          18,000
Miscellaneous ..............................           6,239
                                                ------------
Total expenses .............................                          9,566,549
                                                                 --------------
Net investment loss ........................                           (509,986)
                                                                 --------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investments ...........                         (2,850,520)
Net realized loss on foreign currency
   transactions ............................                           (401,814)
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                       (145,549,671)
   Foreign currency denominated assets
     and liabilities .......................                             53,619
                                                                 --------------
Net loss on investments and foreign
   currency transactions ...................                       (148,748,386)
                                                                 --------------
Net Decrease in Net Assets
   from Operations .........................                     $ (149,258,372)
                                                                 ==============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                   June 30,          June 30,
                                                     2001              2000
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $    (509,986)    $  (2,975,660)
Net realized gain (loss) on investments
   and foreign currency transactions .......       (3,252,334)       80,730,916
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......     (145,496,052)       28,950,183
                                                -------------     -------------
Net increase (decrease) in net assets
   from operations .........................     (149,258,372)      106,705,439
Distributions to Shareholders from:
Net realized gain on investments
   Class A .................................      (39,244,049)      (28,814,407)
   Class B .................................      (15,506,830)      (10,666,722)
   Class C .................................       (4,079,712)       (2,042,364)
   Advisor Class ...........................         (247,257)         (168,326)
Distribution in excess of net realized gain
   on investments
   Class A .................................         (216,890)               -0-
   Class B .................................          (85,702)               -0-
   Class C .................................          (22,547)               -0-
   Advisor Class ...........................           (1,367)               -0-
Capital Stock Transactions
Net increase (decrease) ....................      (25,315,061)       52,981,883
                                                -------------     -------------
Total increase (decrease) ..................     (233,977,787)      117,995,503
Net Assets
Beginning of period ........................      597,615,794       479,620,291
                                                -------------     -------------
End of period ..............................    $ 363,638,007     $ 597,615,794
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter,(but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
20 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net investment loss and reclassification of distributions, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, decrease in accumulated net operating loss, and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $148,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $939,236 for the year ended June 30, 2001.

For the year ended June 30, 2001, the Fund's expenses were reduced by $37,171 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $96,274 from the sale of Class A shares and $42,765, $175,194 and $17,183 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2001.

Brokerage commissions paid on investment transactions for the year ended July 1, 2001, amounted to $962,309. For the period from July 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Berstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to June 30, 2001, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the In-


--------------------------------------------------------------------------------
22 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

vestment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,166,535 and $1,123,143 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $190,323,780 and $250,223,426, respectively, for the year ended June 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was $384,493,122. Gross unrealized appreciation of investments was $65,169,093 and gross unrealized depreciation of investments was $86,555,606 resulting in net unrealized depreciation of $21,386,513, excluding foreign currency transactions.

At June 30, 2001, the Fund had a capital loss carryforward of $2,674,544 expiring in the year 2009. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate ac-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

count of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     -------------------------------       ---------------------------------
                                  Shares                                  Amount
                     -------------------------------       ---------------------------------
                        Year Ended        Year Ended          Year Ended          Year Ended
                     June 30, 2001     June 30, 2000       June 30, 2001       June 30, 2000
                     -----------------------------------------------------------------------
Class A
Shares sold             29,177,365        12,390,206       $ 293,342,458       $ 172,489,972
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          2,704,779         1,538,235          27,913,315          19,320,231
--------------------------------------------------------------------------------------------
Shares converted
  from Class B             797,637           407,811           9,083,657           5,372,657
--------------------------------------------------------------------------------------------
Shares redeemed        (33,716,666)      (13,985,873)       (341,656,702)       (191,688,292)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)            (1,036,885)          350,379       $ (11,317,272)      $   5,494,568
============================================================================================

Class B
Shares sold              1,852,311         4,061,589       $  19,890,612       $  55,599,243
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          1,457,121           783,921          14,352,642           9,516,807
--------------------------------------------------------------------------------------------
Shares converted
  to Class A              (831,701)         (415,048)         (9,083,657)         (5,372,657)
--------------------------------------------------------------------------------------------
Shares redeemed         (3,688,508)       (2,316,322)        (37,692,822)        (30,143,341)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)            (1,210,777)        2,114,140       $ (12,533,225)      $  29,600,052
============================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                    ------------------------------      --------------------------------
                                 Shares                               Amount
                    ------------------------------      --------------------------------
                       Year Ended       Year Ended         Year Ended         Year Ended
                    June 30, 2001    June 30, 2000      June 30, 2001      June 30, 2000
                    --------------------------------------------------------------------
Class C
Shares sold             1,589,889        2,138,310       $ 15,824,500       $ 29,302,427
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           391,426          157,926          3,851,630          1,915,646
----------------------------------------------------------------------------------------
Shares redeemed        (2,133,776)      (1,035,466)       (20,880,341)       (14,010,354)
----------------------------------------------------------------------------------------
Net increase
  (decrease)             (152,461)       1,260,770       $ (1,204,211)      $ 17,207,719
========================================================================================

Advisor Class
Shares sold                26,883          287,647       $    296,886       $  3,893,507
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            22,170            9,937            228,352            124,107
----------------------------------------------------------------------------------------
Shares redeemed           (80,930)        (249,097)          (785,591)        (3,338,070)
----------------------------------------------------------------------------------------
Net increase
  (decrease)              (31,877)          48,487       $   (260,353)      $    679,544
========================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Restricted Securities

                                                   Date Acquired     U.S. $ Cost
                                                   =============     ===========

B.W.I.A. International Airways..........              2/21/95        $ 2,999,999
Near East International LLC. ...........              9/29/95          1,000,000

The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.

The value of these securities at June 30, 2001 was $599,644 representing 0.2% of total net assets.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2001.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ------------------------------------------------------------------
                                                                             Class A
                                              ------------------------------------------------------------------

                                                                        Year Ended June 30,
                                              ------------------------------------------------------------------
                                                  2001         2000            1999            1998         1997
                                              ------------------------------------------------------------------
Net asset value,
  beginning of period .................       $  13.57     $  11.84        $  12.67        $  13.26     $  12.13
                                              ------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ....................            .02         (.04)             -0-            .10          .15
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ........................          (3.45)        2.83             .93             .85         2.55
                                              ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..........................          (3.43)        2.79             .93             .95         2.70
                                              ------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...................             -0-          -0-           (.12)           (.18)        (.15)
Distributions from net realized
  gains on investments
  and foreign currency
  transactions ........................          (1.37)       (1.06)          (1.64)          (1.36)       (1.42)
Distributions in excess of
  net realized gains on
  investments .........................           (.01)          -0-             -0-             -0-          -0-
                                              ------------------------------------------------------------------
Total dividends and
  distributions .......................          (1.38)       (1.06)          (1.76)          (1.54)       (1.57)
                                              ------------------------------------------------------------------
Net asset value,
  end of period .......................       $   8.76     $  13.57        $  11.84        $  12.67     $  13.26
                                              ==================================================================
Total Return
Total investment return based
  on net asset value(b) ...............         (26.81)%      24.26%           9.86%           9.11%       25.16%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................       $245,873     $394,665        $340,194        $467,960     $561,793
Ratio of expenses to average
  net assets ..........................           1.81%        1.74%(c)        1.92%(c)        1.73%        1.72%
Ratio of expenses to average
  net assets excluding
  interest expense ....................           1.81%        1.74%(c)        1.92%(c)        1.73%        1.71%
Ratio of net investment
  income (loss) to average
  net assets ..........................            .14%        (.31)%          (.01)%           .80%        1.27%
Portfolio turnover rate ...............             42%          67%             58%             53%          48%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ----------------------------------------------------------------------
                                                                            Class B
                                            ----------------------------------------------------------------------

                                                                      Year Ended June 30,
                                            ----------------------------------------------------------------------
                                                2001          2000             1999             1998          1997
                                            ----------------------------------------------------------------------
Net asset value,
  beginning of period .................     $  13.06      $  11.50         $  12.37         $  13.04      $  11.96
                                            ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ....................         (.07)         (.13)            (.08)             .02           .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ........................        (3.29)         2.75              .89              .82          2.50
                                            ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..........................        (3.36)         2.62              .81              .84          2.58
                                            ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...................           -0-           -0-            (.04)            (.15)         (.08)
Distributions from net realized
  gains on investments
  and foreign currency
  transactions ........................        (1.37)        (1.06)           (1.64)           (1.36)        (1.42)
Distributions in excess of
  net realized gains on
  investments .........................         (.01)           -0-              -0-              -0-           -0-
                                            ----------------------------------------------------------------------
Total dividends and
  distributions .......................        (1.38)        (1.06)           (1.68)           (1.51)        (1.50)
                                            ----------------------------------------------------------------------
Net asset value,
  end of period .......................     $   8.32      $  13.06         $  11.50         $  12.37      $  13.04
                                            ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...............       (27.37)%       23.45%            8.91%            8.34%        24.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $ 92,446      $160,847         $117,420         $156,348      $121,173
Ratio of expenses to average
  net assets ..........................         2.56%         2.47%(c)         2.63%(c)         2.45%         2.43%
Ratio of expenses to average
  net assets excluding
  interest expense ....................         2.56%         2.47%(c)         2.63%(c)         2.45%         2.42%
Ratio of net investment
  income (loss) to averag
  net assets ..........................         (.64)%       (1.02)%          (1.43)%            .20%          .66%
Portfolio turnover rate ...............           42%           67%              58%              53%           48%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           -----------------------------------------------------------------
                                                                        Class C
                                           -----------------------------------------------------------------

                                                                   Year Ended June 30,
                                           -----------------------------------------------------------------
                                              2001         2000            1999            1998         1997
                                           -----------------------------------------------------------------
Net asset value,
  beginning of period ..............       $ 13.05      $ 11.50         $ 12.37         $ 13.04      $ 11.96
                                           -----------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) .................          (.06)        (.12)           (.08)            .05          .12
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................         (3.29)        2.73             .89             .79         2.46
                                           -----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................         (3.35)        2.61             .81             .84         2.58
                                           -----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................            -0-          -0-           (.04)           (.15)        (.08)
Distributions from net realized
  gains on investments
  and foreign currency
  transactions .....................         (1.37)       (1.06)          (1.64)          (1.36)       (1.42)
Distributions in excess of
  net realized gains on
  investments ......................          (.01)          -0-             -0-             -0-          -0-
                                           -----------------------------------------------------------------
Total dividends and
  distributions ....................         (1.38)       (1.06)          (1.68)          (1.51)       (1.50)
                                           -----------------------------------------------------------------
Net asset value,
  end of period ....................       $  8.32      $ 13.05         $ 11.50         $ 12.37      $ 13.04
                                           =================================================================
Total Return
Total investment return based
  on net asset value(b) ............        (27.30)%      23.37%           8.91%           8.34%       24.33%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................       $23,976      $39,598         $20,397         $26,635      $12,929
Ratio of expenses to average
  net assets .......................          2.56%        2.44%(c)        2.63%(c)        2.44%        2.42%
Ratio of expenses to average
  net assets excluding
  interest expense .................          2.56%        2.44%(c)        2.62%(c)        2.44%        2.41%
Ratio of net investment
  income (loss) to average
  net assets .......................          (.62)%       (.94)%         (1.44)%           .38%        1.06%
Portfolio turnover rate ............            42%          67%             58%             53%          48%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------
                                                           Advisor Class
                                   -------------------------------------------------------------

                                                                                      October 2,
                                                   Year Ended June 30,                1996(e) to
                                   ----------------------------------------------       June 30,
                                      2001        2000           1999        1998           1997
                                   -------------------------------------------------------------
Net asset value,
  beginning of period .........    $ 13.53      $11.77         $12.63      $13.23         $12.14
                                   -------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income(a) ...................        .04          -0-           .02         .19            .18
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (3.43)       2.82            .93         .80           2.52
                                   -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (3.39)       2.82            .95         .99           2.70
                                   -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-         -0-          (.17)       (.23)          (.19)
Distributions from net realized
  gains on investments
  and foreign currency
  transactions ................      (1.37)      (1.06)         (1.64)      (1.36)         (1.42)
Distributions in excess of
  net realized gains on
  investments .................       (.01)         -0-            -0-         -0-            -0-
                                   -------------------------------------------------------------
Total dividends and
  distributions ...............      (1.38)      (1.06)         (1.81)      (1.59)         (1.61)
                                   -------------------------------------------------------------
Net asset value,
  end of period ...............    $  8.76      $13.53         $11.77      $12.63         $13.23
                                   =============================================================
Total Return
Total investment return based
  on net asset value(b)  ......     (26.58)%     24.68%         10.12%       9.48%         25.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............    $ 1,343      $2,506         $1,610      $1,716         $  374
Ratio of expenses to average
  net assets ..................       1.50%       1.43%(c)       1.62%(c)    1.45%          1.96%(d)
Ratio of expenses to average
  net assets excluding
  interest expense ............       1.50%       1.43%(c)       1.62%(c)    1.45%          1.95%(d)
Ratio of net investment
  income to average
  net assets ..................        .38%        .01%           .37%       1.48%          2.97%(d)
Portfolio turnover rate .......         42%         67%            58%         53%            48%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                 Year Ended June 30,
                                 -------------------
                                 2000          1999
                                 -------------------
      Class A ...............    1.73%         1.91%
      Class B ...............    2.46%         2.62%
      Class C ...............    2.43%         2.61%
      Advisor Class .........    1.42%         1.61%

(d)   Annualized.
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 31

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and
Shareholders of Alliance
Worldwide Privatization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 10, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $36,934,011 of long term capital gain distributions during the fiscal year ended June 30, 2001, subject to the maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was included with your Form 1099 DIV which was sent to you separately in January 2001.


--------------------------------------------------------------------------------
32 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

privatization

The process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization, a government or state enterprise to some form of private ownership.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
34 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Mark H. Breedon, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Michael Levy, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
36 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 37

Alliance Worldwide Privatization Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WWPAR601